Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2023
Loss per share
Schedule of Basic and Diluted Losses Per Share

The calculation of basic and diluted losses per share for the year ended on December 31, 2023, and 2022 was based on the losses attributable to the Company’s ordinary stockholders for the year divided by a weighted average number of ordinary shares outstanding. The calculation of basic and diluted losses per share for the years ended on December 31, 2023, and 2022 are as follows:

	For the years ended
	December 31 2023	December 31 2022
	US Dollars (In thousands)
Loss attributable to shareholders ($ in thousands)	(4,909)	(4,734)

Weighted average number of ordinary shares:

Balance at beginning of year	68,808,970	64,601,649
Effect of shares issued during the year	595,381	2,976,085

Weighted-average shares – basic and dilutive as at end of year	69,404,351	67,577,734

Basic and dilutive loss per share ($)	(0.07)	(0.07)